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                                                                    EXHIBIT 24.1


                             POWERS OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Jerry W. Grizzle and Gary D. Johnson, and each of them, each with full power to act without the other, his true and lawful attorney-in-fact and agent, with full power of substitution, for him and in his name, place and stead, in any and all capacities, to sign any or all amendments to this Registration Statement, and to file the same, with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agent, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent, or his substitute, may lawfully do or cause to be done by virtue hereof.

         NAME AND TITLE                                         DATE
         --------------                                         ----

    /s/ Jerry W. Grizzle                                   October 29, 1996
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        Jerry W. Grizzle
Chairman of the Board of Directors,
President and Chief Executive Officer


     /s/ Gary D. Johnson                                   October 29, 1996
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         Gary D. Johnson
    Chief Operating Officer,
Executive Vice President and Director


     /s/ Bruce D. MacDonald                                October 29, 1996
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         Bruce D. MacDonald
Vice President Company Store Operations


       /s/ Doyle E. Motley                                 October 29, 1996
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           Doyle E. Motley
      Senior Vice President and
       Chief Financial Officer


      /s/ Christopher M. Salyer                            October 29, 1996
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          Christopher M. Salyer
               Director


       /s/ Ronald V. Perry                                 October 29, 1996
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           Ronald V. Perry
              Director